UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2026

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-55809	82-1873116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 CHESTNUT STREET, STE. 100

STILLWATER, MN 55082-5524

(833) 991-0800

 (Address, including zip code, and new telephone number, including area code,

of registrant’s principal executive offices)

c/o INCORPORATING SERVICES, LTD.

3500 SOUTH DUPONT HWY.

DOVER, DE 19901, USA

Tel. 800-346-4646

(Name, address, including zip code, and telephone number,

Including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	XESP	NONE

ELECTRONIC SERVITOR PUBLICATION NETWORK INC.

Form 8-K

Current Report

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;Compensatory Arrangements of Certain Officers.

Resignation of Thomas Spruce as Director, Chief Operations Officer, Chief Financial Officer, and Secretary

Effective as of October 29, 2026, Thomas Spruce resigned as Director, Chief Operations Officer, Chief Financial Officer, and Secretary of Electronic Servitor Publication Network, Inc. (the “Company”). Mr. Spruce’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

Appointment of Peter Hager as Interim Director, Chief Operations Officer, Chief Financial Officer, and Secretary

Effective as of November 3, 2026, Peter Hager was appointed as the Company’s interim Director, Chief Operations Officer, Chief Financial Officer, and Secretary, in addition to his existing offices as the President and Chief Executive, to serve for thirty (30) days unless such term is extended by mutual written agreement duly ratified by the shareholders holding a majority of the voting shares of the Company.

Biography of Peter Hager

Peter Hager, age 57, is a seasoned business executive with 30 years of cross industry leadership experience in executive management, sales, marketing, and technology. He has a track record of success in providing services to Fortune 500 companies, such as United Health Group, Boston Scientific, Johnson & Johnson, Medtronic, Wells Fargo, 3M, Target, Cargill, Land O’ Lakes, and General Mills. Since 2003, Peter Hager served in various roles including as President, CEO, and Chairman of Pointward, Inc. which is a MedTech Customer Engagement Agency. Mr. Hager has also served as past or current director and founding member for multiple technology, professional services, and MedTech organizations, including PhiTech Management, iSight Therapeutics, TeamNet Systems, Bluestem System, and Bluestem Technologies. Mr. Hager holds a Bachelor of Arts degree from Macalester College in Saint Paul, Minnesota.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

Certain exhibits listed below are incorporated by reference as so marked with the date and filing with which such exhibits were filed with the Securities and Exchange Commission).

Exhibit No.	Description
17.1	Correspondence from Thomas Spruce
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.
Date: November 4, 2026	By:	/s/ Peter Hager
Peter Hager
Chief Executive Officer

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